UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2010

Item 1:	Report(s) to Shareholders.

2010

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Bond Debenture Fund

For the fiscal year ended December 31, 2010

Lord Abbett Bond Debenture Fund

Annual Report

For the fiscal year ended December 31, 2010

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Bond Debenture Fund for the fiscal year ended December 31, 2010. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio manager.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best Regards,

Robert S. Dow

Chairman

For the fiscal year ended December 31, 2010, the Fund returned 12.94%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index,1 which returned 6.54% over the same period.

Many fixed-income categories posted positive returns during the year, and corporate credit assets, including convertible securities, lower-rated investment-grade bonds, high-yield bonds, and floating-rate loans, led the way. Historically low interest rates and strong investor demand created a positive environment for corporate credit during the year, as many companies were able to refinance existing debt, extend upcoming bond maturities, or otherwise enhance their financial flexibility. Amid these conditions, default rates on high-yield bonds and floating-rate loans dropped to historically low levels of about 1% and 2%, respectively, at the end of the year.

The most significant factor contributing to the Fund’s performance was an increase in exposure to credit-sensitive assets such as high-yield corporates and convertible securities, as well as maintaining little to no allocation to more rate-sensitive holdings such as Treasuries and agency mortgage-backed securities (MBS). The bond market’s rally during the 12-month period was led by lower-rated credits, thus the portfolio benefited from increased positions in lower-quality credits. At the industry level, among the industries contributing the most to Fund performance were automobile parts and equipment, banking, and energy/exploration and production.

Among the industries detracting from Fund performance was electric-generation. The returns within household and leisure products and transportation (excluding air/rail), although positive, also were among the lowest. These higher-quality industries did not advance to the extent of the broader market, as lower-quality credits outperformed.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unless otherwise specified, the index reflects total return, with all dividends reinvested. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The views of the Fund’s management and the portfolio holdings described above are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See “Notes to Financial Statements” for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays Capital U.S. Aggregate Bond Index, the BofA Merrill Lynch High Yield Master II Constrained Index, and the 60% BofA Merrill Lynch High Yield Master II Constrained Index/20% Barclays Capital U.S. Aggregate Bond Index/20% BofA Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended December 31, 2010

	1 Year	5 Years	10 Years	Life of Class
Class A3	7.53%	6.09%	6.34%	–
Class B4	8.16%	6.27%	6.31%	–
Class C5	12.34%	6.44%	6.18%	–
Class F6	13.24%	–	–	6.35%
Class I7	13.40%	7.48%	7.24%	–
Class P7	12.73%	7.02%	6.75%	–
Class R2[8]	12.63%	–	–	5.86%
Class R3[9]	12.83%	–	–	5.98%

1    Reflects the deduction of the maximum initial sales charge of 4.75%.

2    Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2010, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 7/1/10 – 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/10	12/31/10	7/1/10 - 12/31/10
Class A
Actual	$1,000.00	$1,102.40	$5.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.94
Class B
Actual	$1,000.00	$1,098.40	$8.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.04	$8.24
Class C
Actual	$1,000.00	$1,098.50	$8.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.04	$8.24
Class F
Actual	$1,000.00	$1,104.00	$3.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.59	$3.67
Class I
Actual	$1,000.00	$1,103.40	$3.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.09	$3.16
Class P
Actual	$1,000.00	$1,101.40	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.82	$5.45
Class R2
Actual	$1,000.00	$1,101.00	$6.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.07	$6.21
Class R3
Actual	$1,000.00	$1,101.80	$5.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.57	$5.70

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.97% for Class A, 1.62% for Classes B and C, 0.72% for Class F, 0.62% for Class I, 1.07% for Class P, 1.22% for Class R2 and 1.12% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2010

Sector*	%**	Sector*	%**
Agency	0.22%	Insurance	1.79%
Automotive	3.92%	Local-Authority	0.19%
Banking	4.65%	Media	7.79%
Basic Industry	9.62%	Municipal	0.25%
Capital Goods	8.97%	Real Estate	1.36%
Consumer Cyclical	4.64%	Services	11.04%
Consumer Discretionary	0.06%	Technology & Electronics	6.52%
Consumer Non-Cyclical	3.46%	Telecommunications	7.54%
Energy	11.42%	Utility	2.93%
Financial Services	4.19%	Short-Term Investment	0.84%
Healthcare	8.60%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2010

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 98.21%

COMMON STOCKS 4.73%

Aerospace & Defense 0.13%
Hexcel Corp.*	250	$4,522,500
SAIC, Inc.*	400	6,344,000

Total		10,866,500

Auto Parts & Equipment 0.42%
Cooper-Standard Holdings, Inc.*	111	5,003,955
Cooper-Standard Holdings, Inc.*(a)	642	28,878,300

Total		33,882,255

Automakers 0.04%
Oshkosh Corp.*	100	3,524,000

Banking 0.16%
Bank of America Corp.	300	4,002,000
CIT Group, Inc.*	124	5,821,890
Fifth Third Bancorp	200	2,936,000

Total		12,759,890

Chemicals 0.23%
LyondellBasell Industries NV Class A (Netherlands)*(b)	353	12,126,000
Rockwood Holdings, Inc.*	135	5,281,200
TPC Group, Inc.*	35	1,067,628

Total		18,474,828

Diversified Capital Goods 0.34%
Emerson Electric Co.	350	20,009,500
Pall Corp.	150	7,437,000

Total		27,446,500

Electronics 0.03%
Micron Technology, Inc.*	350	2,807,000

Energy: Exploration & Production 0.45%
Continental Resources, Inc.*	150	8,827,500
Devon Energy Corp.	100	7,851,000
Whiting Petroleum Corp.*	168	19,712,764

Total		36,391,264

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Shares (000)	Value
Food & Drug Retailers 0.09%
Ingles Markets, Inc. Class A	185	$3,552,000
SUPERVALU, INC.	350	3,370,500

Total		6,922,500

Forestry/Paper 0.35%
Smurfit-Stone Container Corp.*	1,100	28,160,000

Integrated Energy 0.30%
ConocoPhillips	350	23,835,000

Life Insurance 0.22%
MetLife, Inc.	400	17,776,000

Media: Cable 0.64%
Charter Communications, Inc. Class A*(c)	1,320	51,400,800

Media: Services 0.14%
Omnicom Group, Inc.	250	11,450,000

Pharmaceuticals 0.70%
Celgene Corp.*	200	11,828,000
Gilead Sciences, Inc.*	150	5,436,000
Mylan, Inc.*	1,581	33,402,219
Pfizer, Inc.	300	5,253,000

Total		55,919,219

Railroads 0.23%
Union Pacific Corp.	200	18,532,000

Software/Services 0.22%
Adobe Systems, Inc.*	220	6,771,600
Microsoft Corp.	250	6,980,000
Nuance Communications, Inc.*	200	3,636,000

Total		17,387,600

Support: Services 0.04%
CRA International, Inc.*	130	3,056,300

Total Common Stocks (cost $283,435,165)		380,591,656

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
CONVERTIBLE BONDS 8.57%

Airlines 0.27%
AMR Corp.	6.25%	10/15/2014	$5,800	$6,597,500
United Continental Holdings, Inc.	4.50%	6/30/2021	15,000	15,262,500

Total				21,860,000

Automakers 0.40%
Ford Motor Co.	4.25%	11/15/2016	16,050	32,160,187

Beverages 0.16%
Central European Distribution Corp. (Poland)(b)	3.00%	3/15/2013	14,033	13,085,773

Brokerage 0.07%
Jefferies Group, Inc.	3.875%	11/1/2029	5,000	5,268,750

Building & Construction 0.05%
Lennar Corp.†	2.75%	12/15/2020	4,000	4,390,000

Computer Hardware 0.43%
Intel Corp.	2.95%	12/15/2035	20,000	20,025,000
SanDisk Corp.	1.00%	5/15/2013	15,100	14,609,250

Total				34,634,250

Diversified Capital Goods 0.30%
General Cable Corp. (2.25% after 11/15/19)~	4.50%	11/15/2029	11,150	13,310,313
Ingersoll-Rand Co., Ltd.	4.50%	4/15/2012	4,000	10,630,000

Total				23,940,313

Electronics 0.23%
Itron, Inc.	2.50%	8/1/2026	17,500	18,506,250

Health Services 0.50%
Human Genome Sciences, Inc.	2.25%	8/15/2012	1,000	1,522,500
Human Genome Sciences, Inc.	2.25%	10/15/2011	15,000	24,018,750
Incyte Corp.	4.75%	10/1/2015	3,000	6,243,750
Omnicare, Inc.	3.75%	12/15/2025	7,500	8,400,000

Total				40,185,000

Integrated Energy 0.24%
SunPower Corp.	4.75%	4/15/2014	10,000	9,262,500
Suntech Power Holdings Co., Ltd. (China)(b)	3.00%	3/15/2013	11,250	9,914,063

Total				19,176,563

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media: Broadcast 0.26%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	$21,045	$20,966,081

Media: Diversified 0.39%
Liberty Media LLC (convertible into Viacom, Inc., Class B and CBS Corp.)	3.25%	3/15/2031	45,000	31,050,000

Media: Services 0.09%
Omnicom Group, Inc.	Zero Coupon	7/1/2038	7,000	7,446,250

Medical Products 0.68%
Allergan, Inc.	1.50%	4/1/2026	8,500	9,647,500
Fisher Scientific International, Inc.	3.25%	3/1/2024	8,425	11,805,531
Life Technologies Corp.	1.50%	2/15/2024	20,000	24,250,000
Medtronic, Inc.	1.625%	4/15/2013	8,500	8,595,625

Total				54,298,656

Metals/Mining (Excluding Steel) 0.48%
Newmont Mining Corp.	1.25%	7/15/2014	20,000	28,775,000
Newmont Mining Corp.	3.00%	2/15/2012	5,000	6,981,250
Patriot Coal Corp.	3.25%	5/31/2013	3,000	2,846,250

Total				38,602,500

Monoline Insurance 0.13%
Radian Group, Inc.	3.00%	11/15/2017	10,800	10,624,500

Oil Field Equipment & Services 0.12%
Exterran Energy Corp.	4.75%	1/15/2014	10,000	9,925,000

Packaging 0.21%
Owens-Brockway Glass Container, Inc.†	3.00%	6/1/2015	16,375	16,559,219

Pharmaceuticals 1.08%
Cephalon, Inc.	2.00%	6/1/2015	3,150	4,437,562
Gilead Sciences, Inc.	0.625%	5/1/2013	21,000	23,257,500
Salix Pharmaceuticals Ltd.	2.75%	5/15/2015	4,000	5,115,000
Teva Pharmaceutical Finance Co. BV (Israel)(b)	1.75%	2/1/2026	35,000	38,543,750
Vertex Pharmaceuticals, Inc.	3.35%	10/1/2015	15,000	15,243,750

Total				86,597,562

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Software/Services 1.36%
Alliance Data Systems Corp.	1.75%	8/1/2013	$8,500	$9,158,750
Blackboard, Inc.	3.25%	7/1/2027	12,500	12,765,625
EMC Corp.	1.75%	12/1/2011	20,000	29,025,000
GSI Commerce, Inc.	2.50%	6/1/2027	5,000	5,456,250
Informatica Corp.	3.00%	3/15/2026	11,000	24,186,250
Nuance Communications, Inc.	2.75%	8/15/2027	2,775	3,271,031
Symantec Corp.	1.00%	6/15/2013	20,775	23,709,469
Xilinx, Inc.†	2.625%	6/15/2017	1,700	2,001,750

Total				109,574,125

Support: Services 0.10%
CRA International, Inc.	2.875%	6/15/2034	7,560	7,947,450

Telecommunications Equipment 0.43%
Ciena Corp.†	3.75%	10/15/2018	3,500	4,383,750
JDS Uniphase Corp.	1.00%	5/15/2026	32,000	30,480,000

Total				34,863,750

Telecommunications: Wireless 0.59%
SBA Communications Corp.	4.00%	10/1/2014	32,000	47,680,000

Total Convertible Bonds (cost $618,830,319)				689,342,179

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 4.04%

Agency/Government Related 0.00%
Fannie Mae	8.75%		450	225,000

Auto Parts & Equipment 0.05%
Cooper-Standard Holdings, Inc. PIK(a)	7.00%		22	4,101,820

Automobiles 0.16%
General Motors Co.	4.75%		238	12,856,536

Banking 1.58%
Bank of America Corp.	7.25%		44	41,628,195
Citigroup, Inc.	7.50%		335	45,791,150
Wells Fargo & Co.	7.50%		40	40,022,000

Total				127,441,345

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Shares (000)	Value
Energy: Exploration & Production 0.53%
Apache Corp.	6.00%		635	$42,075,100
Whiting Petroleum Corp.	6.25%		2	549,902

Total				42,625,002

Food: Wholesale 0.45%
Archer Daniels Midland Co.	6.25%		500	19,415,000
Bunge Ltd.	4.875%		180	16,762,500

Total				36,177,500

Gas Distribution 0.76%
El Paso Corp.	4.99%		23	26,588,900
Williams Cos., Inc. (The)	5.50%		300	34,218,750

Total				60,807,650

Investments & Miscellaneous Financial Services 0.28%
AMG Capital Trust I	5.10%		450	22,584,375

Multi-Line Insurance 0.08%
Hartford Financial Services Group, Inc. (The)	7.25%		250	6,402,500

Railroads 0.15%
Kansas City Southern	5.125%		8	12,001,875

Total Convertible Preferred Stocks (cost $293,992,549)				325,223,603

		Maturity Date	Principal Amount (000)
FLOATING RATE LOANS(d) 2.98%

Aerospace/Defense 0.13%
Hawker Beechcraft Acquisition Co. LLC Letter of Credit Facility Deposits	2.289%	3/26/2014	$646	567,223
Hawker Beechcraft Acquisition Co. LLC Term Loan	2.261% - 2.303%	3/26/2014	10,773	9,463,170

Total				10,030,393

Automakers 0.12%
Ford Motor Co. Term Loan B1	3.02% - 3.04%	12/16/2013	9,154	9,130,032

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Consumer/Commercial/Lease Financing 0.13%
American General Finance Corp. Term Loan B	7.25%	4/21/2015	$10,000	$10,153,130

Department Stores 0.12%
Neiman-Marcus Group, Inc. (The) Term Loan B1	2.303%	4/6/2013	10,062	9,893,190

Electric: Generation 0.17%
Texas Competitive Electric Holdings Co. LLC Term Loan B2	3.764%	10/10/2014	16,973	13,147,174

Forestry/Paper 0.08%
Smurfit-Stone Container Enterprises Inc. Exit Term Loan B	6.75%	7/15/2016	6,468	6,585,532

Gaming 0.11%
Caesars Entertainment Operating Company Term Loan B1	3.288%	1/28/2015	10,000	9,055,470

Health Facilities 0.39%
Community Health Systems, Inc. Non Extended Delayed Draw Term Loan	2.544%	7/25/2014	477	465,517
Community Health Systems, Inc. Non Extended Term Loan	2.544%	7/25/2014	9,255	9,038,947
HCA, Inc. Extended Term Loan B2	3.553%	3/31/2017	7,057	7,055,797
HCA, Inc. Term Loan B	2.553%	11/18/2013	15,107	14,978,367

Total				31,538,628

Insurance Brokerage 0.10%
USI Holdings Corp. Incremental Term Loan	7.00%	5/5/2014	7,900	7,821,000

Investments & Miscellaneous Financial Services 0.49%
Nuveen Investments, Inc. 1st Lien Term Loan	3.288% - 3.303%	11/13/2014	11,509	10,972,793
Nuveen Investments, Inc. 2nd Lien Term Loan	12.50%	7/31/2015	13,800	14,964,375
Nuveen Investments, Inc. Extended Term Loan	5.784% - 5.803%	5/12/2017	13,447	13,447,234

Total				39,384,402

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Value
Machinery 0.20%
Baldor Electric Co. Term Loan B	5.25%	1/31/2014		$8,847	$8,870,830
Veyance Technologies, Inc. 2nd Lien Term Loan	6.011%	7/13/2015		9,000	7,447,500

Total					16,318,330

Media: Broadcast 0.42%
Clear Channel Communication Term Loan B	3.903%	1/28/2016		10,000	8,598,210
FoxCo Acquisition Sub LLC Term Loan	7.50%	7/14/2015		7,902	7,857,850
Univision Communications, Inc. Extended First Lien Term Loan	4.511%	3/31/2017		10,252	9,765,202
Univision Communications, Inc. Initial Term Loan	2.511%	9/29/2014		8,145	7,797,608

Total					34,018,870

Pharmaceuticals 0.02%
Mylan Laboratories, Inc. Term Loan B	3.563%	10/2/2014		1,809	1,817,044

Restaurants 0.08%
Dunkin’ Brands, Inc. Term Loan B	5.75%	11/23/2017		6,500	6,586,073

Software/Services 0.19%
Nuance Communications, Inc. Incremental Term Loan	2.02%	3/29/2013		5,969	5,905,651
Nuance Communications, Inc. Term Loan	2.02%	3/29/2013		3,979	3,936,834
Syniverse Technologies, Inc. Term Loan B	5.25%	12/21/2017		5,000	5,068,750

Total					14,911,235

Specialty Retail 0.11%
Michaels Stores, Inc. Term Loan B1	2.563%	10/31/2013		3,909	3,813,480
Michaels Stores, Inc. Term Loan B2	4.813%	7/31/2016		5,260	5,267,964

Total					9,081,444

Support: Services 0.12%
Brickman Group Holdings, Inc. New Term Loan B	7.25%	10/14/2016		9,600	9,736,003

Total Floating Rate Loans (cost $231,619,551)					239,207,950

FOREIGN BONDS(e) 0.30%

Netherlands 0.12%
Ziggo Bond Co. BV†	8.00%	5/15/2018	EUR	6,750	9,335,725

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Value
United Kingdom 0.18%
R&R Ice Cream Ltd.†	8.375%	11/15/2017	EUR	10,400	$14,592,743

Total Foreign Bonds (cost $23,549,777)					23,928,468

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 0.21%
Federal National Mortgage Assoc. (cost $16,917,417)	4.50%	2/1/2039		$16,685	17,147,668

HIGH YIELD CORPORATE BONDS 76.92%

Aerospace/Defense 1.03%
Alliant Techsystems, Inc.	6.875%	9/15/2020		3,500	3,618,125
Esterline Technologies Corp.	6.625%	3/1/2017		8,000	8,120,000
Esterline Technologies Corp.†	7.00%	8/1/2020		9,100	9,418,500
Mantech International Corp.	7.25%	4/15/2018		15,000	15,750,000
Moog, Inc.	6.25%	1/15/2015		10,750	10,911,250
Spirit Aerosystems, Inc.†	6.75%	12/15/2020		15,650	15,728,250
Spirit Aerosystems, Inc.	7.50%	10/1/2017		7,575	7,915,875
Triumph Group, Inc.	8.00%	11/15/2017		10,820	11,306,900

Total					82,768,900

Airlines 0.56%
Delta Air Lines, Inc.	4.95%	5/23/2019		3,700	3,713,875
Delta Air Lines, Inc.†	9.50%	9/15/2014		3,953	4,323,594
United Airlines, Inc.	6.636%	7/2/2022		8,124	8,144,013
United Airlines, Inc.†	9.875%	8/1/2013		16,650	18,023,625
United Airlines, Inc.†	12.00%	11/1/2013		9,600	10,632,000

Total					44,837,107

Apparel/Textiles 0.55%
Hanesbrands, Inc.†	6.375%	12/15/2020		10,850	10,361,750
Levi Strauss & Co.	7.625%	5/15/2020		8,675	9,000,313
Levi Strauss & Co.	8.875%	4/1/2016		14,000	14,840,000
Quiksilver, Inc.	6.875%	4/15/2015		10,000	9,825,000

Total					44,027,063

Auto Loans 0.27%
Ford Motor Credit Co. LLC	8.00%	6/1/2014		20,000	22,050,640

Auto Parts & Equipment 1.69%
BorgWarner, Inc.	4.625%	9/15/2020		5,600	5,539,358
Cooper-Standard Automotive, Inc.†	8.50%	5/1/2018		15,000	15,975,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Value
Auto Parts & Equipment (continued)
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016		$15,000	$17,175,000
Pinafore LLC/Pinafore, Inc.†	9.00%	10/1/2018		3,850	4,177,250
Stanadyne Corp.	10.00%	8/15/2014		10,000	10,175,000
Stanadyne Corp.	12.00%	2/15/2015		15,000	14,250,000
Stoneridge, Inc.†	9.50%	10/15/2017		7,250	7,866,250
Tenneco, Inc.†	6.875%	12/15/2020		11,575	11,893,312
Tenneco, Inc.†	7.75%	8/15/2018		2,950	3,141,750
TRW Automotive, Inc.†	7.25%	3/15/2017		26,500	28,686,250
TRW Automotive, Inc.†	8.875%	12/1/2017		15,000	16,875,000

Total					135,754,170

Automakers 0.71%
Ford Motor Co.	7.45%	7/16/2031		20,375	21,928,594
Motors Liquidation Co.(f)	8.375%	7/15/2033		15,000	5,437,500
Navistar International Corp.	8.25%	11/1/2021		20,000	21,600,000
Oshkosh Corp.	8.50%	3/1/2020		7,350	8,103,375

Total					57,069,469

Banking 2.69%
Ally Financial, Inc.†	7.50%	9/15/2020		13,150	13,856,812
Ally Financial, Inc.	8.30%	2/12/2015		30,250	33,350,625
Bank of America Corp.	8.00%	–	(g)	15,000	15,137,160
Capital One Capital VI	8.875%	5/15/2040		20,000	20,975,000
Discover Bank	8.70%	11/18/2019		11,200	13,204,744
Fifth Third Capital Trust IV	6.50%	4/15/2037		16,250	15,559,375
Huntington BancShares, Inc.	7.00%	12/15/2020		5,050	5,326,659
JPMorgan Chase & Co.	7.90%	–	(g)	7,275	7,759,304
Regions Bank	7.50%	5/15/2018		7,987	8,238,183
Regions Financial Corp.	7.75%	11/10/2014		6,025	6,271,182
Regions Financing Trust II	6.625%	5/15/2047		10,000	8,645,190
Royal Bank of Scotland Group plc (The) (United Kingdom)(b)	6.40%	10/21/2019		7,500	7,560,225
Silicon Valley Bank	6.05%	6/1/2017		10,000	10,158,890
SVB Financial Group	5.375%	9/15/2020		9,350	9,007,472
Wachovia Capital Trust III	5.80%	–	(g)	15,000	13,068,750
Washington Mutual Bank(f)	6.875%	6/15/2011		22,500	84,375
Zions Bancorporation	7.75%	9/23/2014		27,000	28,170,369

Total					216,374,315

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Beverages 0.37%
CEDC Finance Corp. International, Inc.†	9.125%	12/1/2016	$11,300	$12,062,750
Constellation Brands, Inc.	7.25%	5/15/2017	16,700	17,764,625

Total				29,827,375

Brokerage 0.63%
Cantor Fitzgerald LP†	7.875%	10/15/2019	12,655	13,052,974
Lazard Group LLC	7.125%	5/15/2015	12,500	13,472,575
Raymond James Financial, Inc.	8.60%	8/15/2019	20,000	23,739,900

Total				50,265,449

Building & Construction 0.88%
K. Hovnanian Enterprises, Inc.	10.625%	10/15/2016	9,750	10,042,500
KB Home	9.10%	9/15/2017	18,000	19,170,000
Lennar Corp.	12.25%	6/1/2017	17,700	21,417,000
Ryland Group, Inc.	8.40%	5/15/2017	7,500	8,343,750
Toll Brothers Finance Corp.	8.91%	10/15/2017	10,000	11,813,990

Total				70,787,240

Building Materials 0.53%
Associated Materials LLC†	9.125%	11/1/2017	2,000	2,095,000
Building Materials Corp. of America†	7.50%	3/15/2020	5,150	5,265,875
Cemex Finance LLC†	9.50%	12/14/2016	4,825	4,999,906
Masco Corp.	7.125%	3/15/2020	12,000	12,574,716
Owens Corning, Inc.	9.00%	6/15/2019	15,000	17,624,775

Total				42,560,272

Chemicals 2.78%
Airgas, Inc.	7.125%	10/1/2018	10,500	11,655,000
Ashland, Inc.	9.125%	6/1/2017	9,000	10,417,500
Celanese US Holdings LLC†	6.625%	10/15/2018	7,365	7,622,775
CF Industries, Inc.	6.875%	5/1/2018	3,650	3,914,625
CF Industries, Inc.	7.125%	5/1/2020	5,000	5,487,500
Chemtura Corp.†	7.875%	9/1/2018	10,000	10,650,000
Dow Chemical Co. (The)	8.55%	5/15/2019	15,000	18,828,150
Huntsman International LLC	8.625%	3/15/2020	23,000	25,127,500
INEOS Finance plc (United Kingdom)†(b)	9.00%	5/15/2015	4,350	4,649,063
INEOS Group Holdings plc (United Kingdom)†(b)	8.50%	2/15/2016	26,000	24,895,000
Lyondell Chemical Co.†	8.00%	11/1/2017	18,002	19,959,717
Momentive Performance Materials, Inc.†	9.00%	1/15/2021	10,000	10,575,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals (continued)
Nalco Co.†	6.625%	1/15/2019	$12,600	$12,946,500
Nalco Co.	8.25%	5/15/2017	15,000	16,331,250
Phibro Animal Health Corp.†	9.25%	7/1/2018	11,000	11,385,000
Potash Corp. of Saskatchewan, Inc. (Canada)(b)	4.875%	3/30/2020	9,750	10,204,818
Rockwood Specialties Group, Inc.	7.50%	11/15/2014	18,250	18,797,500

Total				223,446,898

Computer Hardware 0.51%
Brocade Communications Systems, Inc.	6.625%	1/15/2018	13,250	14,011,875
Brocade Communications Systems, Inc.	6.875%	1/15/2020	13,500	14,445,000
Seagate HDD Cayman†	6.875%	5/1/2020	13,200	12,672,000

Total				41,128,875

Consumer/Commercial/Lease Financing 1.92%
American General Finance Corp.	6.90%	12/15/2017	18,650	15,153,125
AWAS Aviation Capital Ltd. (Ireland)†(b)	7.00%	10/15/2016	13,100	13,050,875
CIT Group, Inc.	7.00%	5/1/2014	6,000	6,075,000
CIT Group, Inc.	7.00%	5/1/2016	67,000	67,418,750
International Lease Finance Corp.	8.25%	12/15/2020	3,950	4,073,437
International Lease Finance Corp.†	8.625%	9/15/2015	12,100	13,037,750
International Lease Finance Corp.†	8.75%	3/15/2017	17,500	18,812,500
Provident Funding Associates†	10.25%	4/15/2017	15,800	16,471,500

Total				154,092,937

Consumer Products 0.47%
Church & Dwight Co., Inc.	3.35%	12/15/2015	2,875	2,887,334
Elizabeth Arden, Inc.	7.75%	1/15/2014	25,000	25,484,375
Jarden Corp.	6.125%	11/15/2022	10,000	9,587,500

Total				37,959,209

Department Stores 0.76%
J.C. Penney Corp., Inc.	7.125%	11/15/2023	5,025	5,213,437
Macy’s Retail Holdings, Inc.	5.90%	12/1/2016	25,000	26,812,500
Macy’s Retail Holdings, Inc.	6.375%	3/15/2037	12,900	12,706,500
Macy’s Retail Holdings, Inc.	7.875%	7/15/2015	14,000	16,450,000

Total				61,182,437

Diversified Capital Goods 2.48%
Actuant Corp.	6.875%	6/15/2017	23,000	23,632,500
Amsted Industries, Inc.†	8.125%	3/15/2018	15,000	15,993,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Capital Goods (continued)
Belden, Inc.	7.00%	3/15/2017	$17,500	$17,806,250
Belden, Inc.	9.25%	6/15/2019	12,000	13,215,000
Mueller Water Products, Inc.	7.375%	6/1/2017	23,500	22,795,000
Park-Ohio Industries, Inc.	8.375%	11/15/2014	11,850	12,087,000
RBS Global, Inc./Rexnord LLC	8.50%	5/1/2018	30,000	32,025,000
Sensus USA, Inc.	8.625%	12/15/2013	21,000	21,420,000
SPX Corp.†	6.875%	9/1/2017	21,000	22,417,500
Valmont Industries, Inc.	6.625%	4/20/2020	17,500	18,236,575

Total				199,628,575

Electric: Generation 1.67%
Dynegy Holdings, Inc.	7.75%	6/1/2019	22,500	15,131,250
Dynegy Holdings, Inc.	8.375%	5/1/2016	32,500	24,456,250
Edison Mission Energy	7.00%	5/15/2017	20,000	15,950,000
Edison Mission Energy	7.75%	6/15/2016	5,900	5,103,500
Mirant Americas Generation LLC	9.125%	5/1/2031	30,250	29,947,500
NRG Energy, Inc.	7.25%	2/1/2014	15,000	15,337,500
Texas Competitive Electric Holdings Co. LLC	10.25%	11/1/2015	50,000	28,500,000

Total				134,426,000

Electric: Integrated 1.06%
AES Corp. (The)	8.00%	10/15/2017	29,950	31,821,875
Black Hills Corp.	5.875%	7/15/2020	8,000	8,323,496
Black Hills Corp.	6.50%	5/15/2013	5,000	5,369,750
Duquesne Light Holdings, Inc.†	6.40%	9/15/2020	20,500	20,383,724
EDP Finance BV (Netherlands)†(b)	4.90%	10/1/2019	2,315	1,976,758
EDP Finance BV (Netherlands)†(b)	6.00%	2/2/2018	1,150	1,076,388
PSEG Power LLC	5.32%	9/15/2016	15,000	16,433,295

Total				85,385,286

Electronics 1.41%
Advanced Micro Devices, Inc.†	7.75%	8/1/2020	16,000	16,680,000
Advanced Micro Devices, Inc.	8.125%	12/15/2017	9,225	9,824,625
Freescale Semiconductor, Inc.†	9.25%	4/15/2018	8,800	9,724,000
Freescale Semiconductor, Inc.†	10.125%	3/15/2018	9,200	10,396,000
Freescale Semiconductor, Inc.†	10.75%	8/1/2020	20,000	21,900,000
KLA-Tencor Corp.	6.90%	5/1/2018	12,850	14,155,586
NXP BV LLC (Netherlands)(b)	9.50%	10/15/2015	15,500	16,623,750
NXP BV LLC (Netherlands)†(b)	9.75%	8/1/2018	12,500	14,125,000

Total				113,428,961

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Energy: Exploration & Production 4.19%
Anadarko Petroleum Corp.	7.625%	3/15/2014	$10,000	$11,218,420
Berry Petroleum Co.	6.75%	11/1/2020	4,175	4,206,313
BreitBurn Energy Partners LP†	8.625%	10/15/2020	3,400	3,434,000
Brigham Exploration Co.†	8.75%	10/1/2018	9,825	10,660,125
Chesapeake Energy Corp.	6.625%	8/15/2020	12,500	12,375,000
Cimarex Energy Co.	7.125%	5/1/2017	25,000	26,062,500
Concho Resources, Inc.	7.00%	1/15/2021	10,700	10,994,250
Concho Resources, Inc.	8.625%	10/1/2017	5,650	6,186,750
Continental Resources, Inc.	7.375%	10/1/2020	7,200	7,668,000
Continental Resources, Inc.	8.25%	10/1/2019	29,750	33,171,250
Forest Oil Corp.	7.25%	6/15/2019	32,000	32,640,000
Forest Oil Corp.	8.50%	2/15/2014	9,825	10,782,937
Kerr-McGee Corp.	6.95%	7/1/2024	12,900	14,053,299
Linn Energy LLC/Linn Energy Finance Corp.†	7.75%	2/1/2021	17,000	17,510,000
Nabors Industries, Inc.	6.15%	2/15/2018	10,000	10,688,950
Newfield Exploration Co.	7.125%	5/15/2018	16,500	17,448,750
Pan American Energy LLC (Argentina)†(b)	7.875%	5/7/2021	13,175	14,064,312
QEP Resources, Inc.	6.80%	3/1/2020	10,000	9,888,460
QEP Resources, Inc.	6.875%	3/1/2021	10,700	11,288,500
Quicksilver Resources, Inc.	7.125%	4/1/2016	10,000	9,625,000
Quicksilver Resources, Inc.	8.25%	8/1/2015	23,450	24,446,625
Range Resources Corp.	7.25%	5/1/2018	10,300	10,918,000
Range Resources Corp.	8.00%	5/15/2019	15,000	16,406,250
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(b)	5.50%	9/30/2014	6,650	7,195,353
Whiting Petroleum Corp.	6.50%	10/1/2018	4,200	4,263,000

Total				337,196,044

Environmental 0.23%
Clean Harbors, Inc.	7.625%	8/15/2016	12,420	13,258,350
EnergySolutions, Inc./EnergySolutions LLC†	10.75%	8/15/2018	5,000	5,481,250

Total				18,739,600

Food & Drug Retailers 0.55%
Ingles Markets, Inc.	8.875%	5/15/2017	25,850	27,788,750
Rite Aid Corp.	10.25%	10/15/2019	7,650	7,984,688
Stater Bros Holdings, Inc.†	7.375%	11/15/2018	8,500	8,755,000

Total				44,528,438

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food: Wholesale 1.79%
Bumble Bee Acquisition Corp.†	9.00%	12/15/2017	$7,250	$7,576,250
Bumble Bee Foods LLC	7.75%	12/15/2015	17,200	19,756,436
Bunge NA Finance LP	5.90%	4/1/2017	9,050	9,325,753
Corn Products International, Inc.	4.625%	11/1/2020	10,000	9,882,030
Del Monte Corp.	7.50%	10/15/2019	7,000	8,198,750
Dole Food Co., Inc.	8.75%	7/15/2013	30,000	32,212,500
Dole Food Co., Inc.	13.875%	3/15/2014	5,395	6,622,363
Mead Johnson Nutrition Co.	4.90%	11/1/2019	15,000	15,851,340
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	8.25%	9/1/2017	8,500	8,733,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	9.25%	4/1/2015	8,250	8,631,562
Viterra, Inc. (Canada)†(b)	5.95%	8/1/2020	18,250	17,444,299

Total				144,235,033

Forestry/Paper 1.47%
Boise Paper Holdings LLC/Boise Co-Issuer Co.	8.00%	4/1/2020	3,600	3,870,000
Boise Paper Holdings LLC/Boise Finance Co.	9.00%	11/1/2017	3,750	4,115,625
Cascades, Inc. (Canada)(b)	7.75%	12/15/2017	6,300	6,599,250
Cascades, Inc. (Canada)(b)	7.875%	1/15/2020	3,425	3,596,250
Georgia-Pacific LLC†	5.40%	11/1/2020	5,100	5,051,764
Georgia-Pacific LLC†	8.25%	5/1/2016	35,000	39,681,250
NewPage Corp.	11.375%	12/31/2014	11,150	10,536,750
Rock-Tenn Co.	9.25%	3/15/2016	10,000	10,950,000
Sino-Forest Corp. (Canada)†(b)	6.25%	10/21/2017	4,000	4,055,000
Smurfit Kappa Funding plc (Ireland)(b)	7.75%	4/1/2015	18,000	18,540,000
Weyerhaeuser Co.	7.375%	10/1/2019	10,000	10,942,590

Total				117,938,479

Gaming 3.34%
Ameristar Casinos, Inc.	9.25%	6/1/2014	11,625	12,496,875
Boyd Gaming Corp.	7.125%	2/1/2016	12,500	11,281,250
Caesars Entertainment Operating Co., Inc.†	12.75%	4/15/2018	20,000	20,200,000
Downstream Development Authority Quapaw Tribe of Oklahoma†	12.00%	10/15/2015	12,000	11,895,000
International Game Technology	7.50%	6/15/2019	10,000	11,274,540
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	25,000	24,625,000
Las Vegas Sands Corp.	6.375%	2/15/2015	8,000	8,210,000
Marina District Finance Co., Inc.†	9.875%	8/15/2018	18,000	17,820,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gaming (continued)
MCE Finance Ltd.	10.25%	5/15/2018	$11,000	$12,663,750
MGM Resorts International	6.75%	4/1/2013	15,000	14,985,000
MGM Resorts International†	9.00%	3/15/2020	4,950	5,469,750
Midwest Gaming Borrower LLC/Midwest Finance Corp.†	11.625%	4/15/2016	7,700	8,008,000
Mohegan Tribal Gaming Authority†	11.50%	11/1/2017	20,000	18,550,000
Peninsula Gaming LLC	8.375%	8/15/2015	4,600	4,858,750
River Rock Entertainment Authority (The)	9.75%	11/1/2011	17,000	15,257,500
Scientific Games International, Inc.	9.25%	6/15/2019	10,500	10,893,750
Seminole Indian Tribe of Florida†	7.75%	10/1/2017	11,000	11,412,500
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	17,725	16,927,375
Station Casinos, Inc.(f)	6.50%	2/1/2014	27,000	2,700
Turning Stone Casino Resort†	9.125%	9/15/2014	10,000	10,312,500
Wynn Las Vegas LLC/Capital Corp.	7.875%	11/1/2017	20,000	21,650,000

Total				268,794,240

Gas Distribution 3.30%
El Paso Corp.†	6.50%	9/15/2020	8,200	8,296,793
El Paso Corp.	7.00%	6/15/2017	30,000	31,809,450
El Paso Corp.	7.25%	6/1/2018	10,000	10,755,150
El Paso Corp.	7.75%	1/15/2032	10,000	9,997,310
Ferrellgas LP/Ferrellgas Finance Corp.†	6.50%	5/1/2021	10,325	10,118,500
Ferrellgas Partners LP	8.625%	6/15/2020	15,000	16,200,000
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	7,700	9,323,968
Inergy LP/Inergy Finance Corp.	8.25%	3/1/2016	23,500	24,616,250
Inergy LP/Inergy Finance Corp.	8.75%	3/1/2015	1,450	1,551,500
Kinder Morgan Finance Co. LLC†	6.00%	1/15/2018	14,400	14,220,000
MarkWest Energy Partners LP	6.75%	11/1/2020	17,000	17,085,000
MarkWest Energy Partners LP	8.75%	4/15/2018	6,000	6,525,000
National Fuel Gas Co.	6.50%	4/15/2018	25,400	27,862,962
National Fuel Gas Co.	8.75%	5/1/2019	5,000	6,059,515
NiSource Finance Corp.	10.75%	3/15/2016	2,200	2,945,360
NorthernStar Natural Gas, Inc. PIK(f)	5.00%	5/15/2014	4,229	423
Northwest Pipeline GP	6.05%	6/15/2018	5,025	5,690,053
Northwest Pipeline GP	7.00%	6/15/2016	6,250	7,408,694
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	7,600	8,446,131
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	13,800	15,931,493
Suburban Propane Partners LP/Suburban Energy Finance Corp.	7.375%	3/15/2020	6,600	7,078,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Gas Distribution (continued)
Williams Cos., Inc. (The)	7.875%		9/1/2021	$15,000	$17,738,220
Williams Partners LP	7.25%		2/1/2017	5,000	5,819,870

Total					265,480,142

Health Facilities 4.23%
Bausch & Lomb, Inc.	9.875%		11/1/2015	30,000	32,250,000
Biomet, Inc.	10.00%		10/15/2017	22,000	24,145,000
Capella Healthcare, Inc.†	9.25%		7/1/2017	10,000	10,625,000
Community Health Systems, Inc.	8.875%		7/15/2015	35,000	36,837,500
HCA Holdings, Inc.†	7.75%		5/15/2021	10,900	10,927,250
HCA, Inc.	6.375%		1/15/2015	15,000	14,812,500
HCA, Inc.	7.875%		2/15/2020	10,000	10,750,000
HCA, Inc.	9.125%		11/15/2014	33,500	35,216,875
HCA, Inc.	9.875%		2/15/2017	12,000	13,260,000
HealthSouth Corp.	8.125%		2/15/2020	24,650	26,622,000
Omega Healthcare Investors, Inc.†	6.75%		10/15/2022	5,075	5,043,281
Omega Healthcare Investors, Inc.	7.50%		2/15/2020	7,750	8,185,938
Select Medical Corp.	7.625%		2/1/2015	20,000	20,100,000
Tenet Healthcare Corp.	8.875%		7/1/2019	6,850	7,774,750
Tenet Healthcare Corp.	9.25%	#	2/1/2015	15,000	16,050,000
United Surgical Partners International, Inc.	8.875%		5/1/2017	21,500	22,252,500
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.	8.00%		2/1/2018	30,000	30,900,000
VWR Funding, Inc. PIK	10.25%		7/15/2015	13,969	14,737,196

Total					340,489,790

Health Services 0.13%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (Ireland)†(b)	7.75%		9/15/2018	10,250	10,403,750

Hotels 1.06%
FelCor Lodging LP	10.00%		10/1/2014	9,950	11,193,750
Gaylord Entertainment Co.	6.75%		11/15/2014	9,600	9,504,000
Host Hotels & Resorts LP	6.375%		3/15/2015	15,000	15,300,000
Hyatt Hotels Corp.†	5.75%		8/15/2015	20,036	20,977,732
Starwood Hotels & Resorts Worldwide, Inc.	6.75%		5/15/2018	8,500	9,350,000
Starwood Hotels & Resorts Worldwide, Inc.	7.875%		10/15/2014	15,000	17,100,000
Wyndham Worldwide Corp.	5.75%		2/1/2018	2,015	2,051,879

Total					85,477,361

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Household & Leisure Products 0.37%
ACCO Brands Corp.	10.625%		3/15/2015	$3,600	$4,068,000
Mattel, Inc.	4.35%		10/1/2020	2,550	2,475,889
Whirlpool Corp.	8.60%		5/1/2014	20,000	23,078,840

Total					29,622,729

Household Durables 0.06%
Armored AutoGroup, Inc.	9.25%		11/1/2018	4,700	4,688,250

Insurance Brokerage 0.35%
HUB International Holdings, Inc.†	9.00%		12/15/2014	12,875	13,100,313
USI Holdings Corp.†	4.161%	#	11/15/2014	17,250	15,180,000

Total					28,280,313

Integrated Energy 0.43%
Alta Wind Holdings LLC†	7.00%		6/30/2035	12,000	12,837,300
Coso Geothermal Power Holdings LLC†	7.00%		7/15/2026	12,883	11,170,957
Petrobras International Finance Co. (Brazil)(b)	5.875%		3/1/2018	10,000	10,698,180

Total					34,706,437

Investments & Miscellaneous Financial Services 0.64%
FMR LLC†	5.35%		11/15/2021	14,800	14,743,257
KKR Group Finance Co.†	6.375%		9/29/2020	10,900	10,872,881
Nuveen Investments, Inc.	10.50%		11/15/2015	25,500	26,201,250

Total					51,817,388

Leisure 0.94%
Equinox Holdings, Inc.†	9.50%		2/1/2016	7,000	7,428,750
MU Finance plc (United Kingdom)†(b)	8.375%		2/1/2017	20,600	21,037,750
NCL Corp. Ltd.†	9.50%		11/15/2018	9,275	9,599,625
Speedway Motorsports, Inc.	8.75%		6/1/2016	15,450	16,724,625
Universal City Development Partners Ltd.	8.875%		11/15/2015	9,250	9,874,375
Universal City Development Partners Ltd.	10.875%		11/15/2016	10,000	10,975,000

Total					75,640,125

Life Insurance 0.22%
MetLife Capital Trust X†	9.25%		4/8/2038	15,075	17,788,500

Local-Authority 0.19%
New York City Industrial Development Agency†	11.00%		3/1/2029	12,000	15,176,640

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Machinery 1.34%
Altra Holdings, Inc.	8.125%	12/1/2016	$20,000	$21,300,000
Baldor Electric Co.	8.625%	2/15/2017	35,000	39,375,000
IDEX Corp.	4.50%	12/15/2020	9,045	8,884,578
Manitowoc Co., Inc. (The)	8.50%	11/1/2020	3,600	3,843,000
Manitowoc Co., Inc. (The)	9.50%	2/15/2018	20,450	22,495,000
Roper Industries, Inc.	6.25%	9/1/2019	10,350	11,475,128

Total				107,372,706

Managed Care 0.19%
Centene Corp.	7.25%	4/1/2014	15,000	15,525,000

Media: Broadcast 1.50%
Allbritton Communications Co.	8.00%	5/15/2018	12,825	13,017,375
Belo Corp.	8.00%	11/15/2016	10,000	10,825,000
Citadel Broadcasting Corp.†	7.75%	12/15/2018	5,650	5,876,000
Discovery Communications LLC	5.625%	8/15/2019	11,150	12,257,764
FoxCo Acquisition Sub LLC†	13.375%	7/15/2016	5,650	6,215,000
Gray Television, Inc.	10.50%	6/29/2015	10,000	10,125,000
Grupo Televisa SA (Mexico)(b)	6.00%	5/15/2018	5,050	5,580,644
ION Media Networks, Inc.†(f)	Zero Coupon	1/15/2013	11,064	165,953
LIN Television Corp.	6.50%	5/15/2013	12,075	12,165,562
LIN Television Corp.	8.375%	4/15/2018	7,500	7,987,500
Salem Communications Corp.	9.625%	12/15/2016	8,100	8,626,500
Sinclair Television Group, Inc.†	9.25%	11/1/2017	8,750	9,515,625
Univision Communications, Inc.†	8.50%	5/15/2021	7,250	7,376,875
Univision Communications, Inc. PIK†	9.75%	3/15/2015	10,592	11,155,457

Total				120,890,255

Media: Cable 2.31%
CCH II LLC/CCH II Capital Corp.	13.50%	11/30/2016	3,667	4,391,101
CCO Holdings LLC/CCO Holdings Capital Corp.	8.125%	4/30/2020	20,000	21,150,000
CSC Holdings LLC	8.625%	2/15/2019	20,100	22,813,500
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	6.375%	6/15/2015	20,000	20,775,000
DISH DBS Corp.	7.125%	2/1/2016	26,000	26,975,000
Mediacom Broadband LLC	8.50%	10/15/2015	10,000	10,100,000
Mediacom Communications Corp.	9.125%	8/15/2019	32,450	33,261,250
Time Warner Cable, Inc.	4.125%	2/15/2021	10,000	9,534,820

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Media: Cable (continued)
Virgin Media Finance plc (United Kingdom)(b)	8.375%		10/15/2019	$15,000	$16,462,500
Virgin Media Finance plc (United Kingdom)(b)	9.50%		8/15/2016	17,500	19,862,500

Total					185,325,671

Media: Diversified 0.06%
Entravision Communications Corp.†	8.75%		8/1/2017	4,175	4,425,500

Media: Services 1.64%
Affinion Group, Inc.	11.50%		10/15/2015	12,200	12,749,000
Interpublic Group of Cos., Inc. (The)	6.25%		11/15/2014	23,000	24,926,250
Interpublic Group of Cos., Inc. (The)	10.00%		7/15/2017	15,000	17,625,000
Lamar Media Corp.	7.875%		4/15/2018	7,500	8,006,250
Nielsen Finance LLC/Nielsen Finance Co.†	7.75%		10/15/2018	5,450	5,668,000
Nielsen Finance LLC/Nielsen Finance Co.	11.50%		5/1/2016	2,750	3,190,000
Nielsen Finance LLC/Nielsen Finance Co. (12.50% after 8/1/2011)~	Zero Coupon		8/1/2016	18,000	18,990,000
WMG Acquisition Corp.	7.375%		4/15/2014	14,000	13,510,000
WMG Acquisition Corp.	9.50%		6/15/2016	25,000	26,937,500

Total					131,602,000

Medical Products 0.24%
Bio-Rad Laboratories, Inc.	8.00%		9/15/2016	12,500	13,625,000
Life Technologies Corp.	6.00%		3/1/2020	5,300	5,687,070

Total					19,312,070

Metals/Mining (Excluding Steel) 2.78%
Arch Coal, Inc.	7.25%		10/1/2020	2,600	2,756,000
Arch Coal, Inc.	8.75%		8/1/2016	13,094	14,337,930
Cliffs Natural Resources, Inc.	5.90%		3/15/2020	10,000	10,554,080
CONSOL Energy, Inc.†	8.25%		4/1/2020	15,000	16,275,000
FMG Resources (August 2006) Pty Ltd. (Australia)†(b)	6.875%		2/1/2018	18,000	18,000,000
FMG Resources (August 2006) Pty Ltd. (Australia)†(b)	7.00%		11/1/2015	7,300	7,519,000
Foundation PA Coal Co.	7.25%		8/1/2014	14,000	14,315,000
Freeport-McMoRan Copper & Gold, Inc.	8.375%		4/1/2017	15,000	16,614,105
Gold Fields Orogen Holding BVI Ltd.†	4.875%		10/7/2020	14,500	13,897,656
Murray Energy Corp.†	10.25%		10/15/2015	10,000	10,550,000
Noranda Aluminum Acquisition Corp. PIK	5.193%	#	5/15/2015	16,361	14,734,611
Novelis, Inc.†	8.75%		12/15/2020	9,500	9,903,750

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Value
Metals/Mining (Excluding Steel) (continued)
Old AII, Inc. PIK(f)	9.00%	12/15/2014		$7,500	$33,750
Old AII, Inc.(f)	10.00%	12/15/2016		14,175	35,579
Patriot Coal Corp.	8.25%	4/30/2018		12,500	12,781,250
Peabody Energy Corp.	5.875%	4/15/2016		12,250	12,372,500
Peabody Energy Corp.	7.375%	11/1/2016		9,300	10,369,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.	8.25%	4/15/2018		14,275	14,774,625
Teck Resources Ltd. (Canada)(b)	10.75%	5/15/2019		18,000	23,434,524

Total					223,258,860

Monoline Insurance 0.20%
Fidelity National Financial, Inc.	6.60%	5/15/2017		16,250	16,234,270

Multi-Line Insurance 0.16%
AXA SA (France)†(b)	6.379%	—	(g)	11,225	10,256,844
ZFS Finance (USA) Trust V†	6.50%	5/9/2037		3,024	2,963,520

Total					13,220,364

Oil Field Equipment & Services 0.75%
Complete Production Services, Inc.	8.00%	12/15/2016		17,125	17,810,000
Key Energy Services, Inc.	8.375%	12/1/2014		8,600	9,116,000
Precision Drilling Corp. (Canada)†(b)	6.625%	11/15/2020		5,700	5,814,000
SEACOR Holdings, Inc.	7.375%	10/1/2019		19,750	20,518,769
Trinidad Drilling Ltd. (Canada)†(b)	7.875%	1/15/2019		6,600	6,699,000

Total					59,957,769

Oil Refining & Marketing 0.24%
Tesoro Corp.	9.75%	6/1/2019		17,000	18,912,500

Packaging 2.73%
Ardagh Packaging Finance plc (Ireland)†(b)	7.375%	10/15/2017		7,775	8,056,844
Ardagh Packaging Finance plc (Ireland)†(b)	9.125%	10/15/2020		9,500	9,927,500
Ball Corp.	6.625%	3/15/2018		10,000	10,225,000
Ball Corp.	7.375%	9/1/2019		10,000	10,800,000
Crown Americas LLC/Crown Americas Capital Corp. II	7.625%	5/15/2017		10,000	10,750,000
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026		47,770	47,650,575
Graham Packaging Co. LP/GPC Capital Corp. I	8.25%	1/1/2017		10,000	10,450,000
Graham Packaging Co. LP/GPC Capital Corp. I	8.25%	10/1/2018		7,500	7,912,500
Graphic Packaging International, Inc.	9.50%	8/15/2013		13,607	13,947,175

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Packaging (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	7.125%	4/15/2019	$5,000	$5,112,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	7.75%	10/15/2016	21,500	22,843,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	8.50%	5/15/2018	12,000	12,120,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA†	9.00%	4/15/2019	6,500	6,768,125
Sealed Air Corp.	7.875%	6/15/2017	15,000	16,516,485
Solo Cup Co.	8.50%	2/15/2014	15,400	13,937,000
Vitro SA de CV (Mexico)(b)(f)	9.125%	2/1/2017	20,000	12,300,000

Total				219,317,454

Pharmaceuticals 0.36%
Axcan Intermediate Holdings, Inc.	12.75%	3/1/2016	10,000	10,325,000
Genzyme Corp.	3.625%	6/15/2015	4,500	4,624,578
Mylan, Inc.†	7.625%	7/15/2017	5,250	5,610,938
Mylan, Inc.†	7.875%	7/15/2020	7,500	8,118,750

Total				28,679,266

Printing & Publishing 0.15%
ProQuest LLC/ProQuest Notes Co.†	9.00%	10/15/2018	11,625	12,031,875

Property & Casualty 0.30%
Liberty Mutual Group, Inc.†	10.75%	6/15/2058	20,000	24,400,000

Real Estate Investment Trusts 1.35%
Developers Diversified Realty Corp.	7.875%	9/1/2020	11,000	12,339,701
DuPont Fabros Technology LP	8.50%	12/15/2017	13,875	14,915,625
Goodman Funding Pty Ltd. (Australia)†(b)	6.375%	11/12/2020	12,000	11,530,428
Health Care REIT, Inc.	6.125%	4/15/2020	10,000	10,545,310
Kilroy Realty LP	5.00%	11/3/2015	8,000	7,950,416
ProLogis	5.625%	11/15/2016	12,000	12,348,240
ProLogis	6.875%	3/15/2020	21,000	22,334,382
ProLogis	8.65%	5/15/2016	11,475	13,096,658
Ventas Realty LP/Ventas Capital Corp.	3.125%	11/30/2015	3,700	3,568,898

Total				108,629,658

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Restaurants 0.48%
DineEquity, Inc.†	9.50%	10/30/2018	$6,425	$6,842,625
Dunkin’ Finance Corp.†	9.625%	12/1/2018	7,500	7,612,500
Wendy’s/Arby’s Restaurants LLC	10.00%	7/15/2016	22,500	24,525,000

Total				38,980,125

Software/Services 1.65%
Buccaneer Merger Sub, Inc.†	9.125%	1/15/2019	10,500	10,893,750
Ceridian Corp.	11.25%	11/15/2015	6,750	6,716,250
Fidelity National Information Services, Inc.†	7.625%	7/15/2017	5,000	5,287,500
First Data Corp.†	8.25%	1/15/2021	11,243	10,849,495
First Data Corp.	9.875%	9/24/2015	2,514	2,407,155
First Data Corp.†	12.625%	1/15/2021	11,243	10,793,280
SERENA Software, Inc.	10.375%	3/15/2016	7,600	7,809,000
SunGard Data Systems, Inc.†	7.375%	11/15/2018	15,250	15,402,500
SunGard Data Systems, Inc.†	7.625%	11/15/2020	6,100	6,206,750
SunGard Data Systems, Inc.	10.25%	8/15/2015	37,725	39,752,719
Unisys Corp.†	14.25%	9/15/2015	4,006	4,797,185
Vangent, Inc.	9.625%	2/15/2015	12,500	11,375,000

Total				132,290,584

Specialty Retail 1.47%
Brookstone Co., Inc.†	13.00%	10/15/2014	7,821	7,253,977
Limited Brands, Inc.	7.00%	5/1/2020	15,000	15,900,000
Limited Brands, Inc.	7.60%	7/15/2037	7,500	7,387,500
Limited Brands, Inc.	8.50%	6/15/2019	12,500	14,343,750
PETCO Animal Supplies, Inc.†	9.25%	12/1/2018	6,700	7,093,625
QVC, Inc.†	7.125%	4/15/2017	7,800	8,209,500
QVC, Inc.†	7.375%	10/15/2020	17,500	18,418,750
Toys “R” Us Property Co. I LLC	10.75%	7/15/2017	23,575	26,993,375
Toys “R” Us Property Co. II LLC	8.50%	12/1/2017	12,000	12,960,000

Total				118,560,477

Steel Producers/Products 0.84%
AK Steel Corp.	7.625%	5/15/2020	4,850	4,886,375
Algoma Acquisition Corp. (Canada)†(b)	9.875%	6/15/2015	18,700	16,923,500
Allegheny Ludlum Corp.	6.95%	12/15/2025	13,875	14,499,264
Allegheny Technologies, Inc.	9.375%	6/1/2019	10,200	11,934,000
Essar Steel Algoma, Inc. (Canada)†(b)	9.375%	3/15/2015	11,000	11,123,750
Steel Dynamics, Inc.†	7.625%	3/15/2020	7,500	8,062,500

Total				67,429,389

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Support: Services 2.05%
Avis Budget Car Rental	9.625%		3/15/2018	$13,675	$14,803,187
Corrections Corp. of America	7.75%		6/1/2017	28,000	29,855,000
Diversey, Inc.	8.25%		11/15/2019	8,150	8,883,500
Expedia, Inc.	8.50%		7/1/2016	14,250	15,675,000
FTI Consulting, Inc.†	6.75%		10/1/2020	6,500	6,483,750
FTI Consulting, Inc.	7.75%		10/1/2016	12,075	12,497,625
Hertz Corp. (The)†	7.50%		10/15/2018	20,000	20,850,000
Iron Mountain, Inc.	8.375%		8/15/2021	11,250	12,121,875
PHH Corp.†	9.25%		3/1/2016	5,750	6,095,000
Travelport LLC	9.875%		9/1/2014	8,000	7,830,000
Travelport LLC/Travelport, Inc.	9.00%		3/1/2016	18,500	18,014,375
United Rentals (North America), Inc.	10.875%		6/15/2016	10,000	11,475,000

Total					164,584,312

Telecommunications: Integrated/Services 2.30%
CenturyLink, Inc.	6.15%		9/15/2019	6,500	6,530,537
Equinix, Inc.	8.125%		3/1/2018	11,750	12,337,500
Hellas II (Luxembourg)†(b)(f)	6.001%	#	1/15/2015	15,000	112,500
Hughes Network Systems LLC	9.50%		4/15/2014	11,500	11,916,875
Hughes Network Systems LLC	9.50%		4/15/2014	18,450	19,118,812
Intelsat Jackson Holdings SA (Luxembourg)(b)	11.25%		6/15/2016	11,000	11,907,500
Intelsat Luxembourg SA (Luxembourg)(b)	11.25%		2/4/2017	35,300	38,653,500
MasTec, Inc.	7.625%		2/1/2017	12,500	12,500,000
Qwest Communications International, Inc.	8.00%		10/1/2015	9,100	9,828,000
Telecom Italia Capital SA (Italy)(b)	7.175%		6/18/2019	5,250	5,626,094
Telefonica Emisiones SAU (Spain)(b)	7.045%		6/20/2036	6,700	6,875,728
Telemar Norte Leste SA (Brazil)†(b)	5.50%		10/23/2020	9,532	9,222,210
Valor Telecommunications Enterprises LLC	7.75%		2/15/2015	12,000	12,381,000
Windstream Corp.	7.00%		3/15/2019	28,000	27,720,000

Total					184,730,256

Telecommunications: Wireless 4.58%
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%		5/1/2017	40,000	43,900,000
Clearwire Communications LLC/Clearwire Finance, Inc.†	12.00%		12/1/2017	3,800	3,942,500
Digicel Group Ltd. (Jamaica)†(b)	10.50%		4/15/2018	12,000	13,260,000
DigitalGlobe, Inc.	10.50%		5/1/2014	33,250	38,112,812
GeoEye, Inc.	8.625%		10/1/2016	3,500	3,675,000
GeoEye, Inc.	9.625%		10/1/2015	17,000	19,295,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Telecommunications: Wireless (continued)
Inmarsat Finance plc (United Kingdom)†(b)	7.375%		12/1/2017	$10,000	$10,550,000
iPCS, Inc. PIK	3.537%	#	5/1/2014	4,868	4,697,394
MetroPCS Wireless, Inc.	6.625%		11/15/2020	29,000	27,695,000
MetroPCS Wireless, Inc.	7.875%		9/1/2018	20,000	20,850,000
NII Capital Corp.	8.875%		12/15/2019	16,250	17,590,625
NII Capital Corp.	10.00%		8/15/2016	15,840	17,622,000
SBA Telecommunications, Inc.	8.25%		8/15/2019	10,000	10,975,000
Sprint Capital Corp.	6.90%		5/1/2019	45,000	44,662,500
Sprint Nextel Corp.	8.375%		8/15/2017	25,000	26,937,500
Telemovil Finance Co. Ltd. (El Salvador)†(b)	8.00%		10/1/2017	11,450	11,850,750
ViaSat, Inc.	8.875%		9/15/2016	12,750	13,642,500
Wind Acquisition Finance SA (Italy)†(b)	7.25%		2/15/2018	14,000	14,280,000
Wind Acquisition Finance SA (Italy)†(b)	11.75%		7/15/2017	21,625	24,490,313

Total					368,028,894

Theaters & Entertainment 0.54%
AMC Entertainment, Inc.	8.00%		3/1/2014	6,000	6,090,000
Cinemark USA, Inc.	8.625%		6/15/2019	15,500	16,856,250
Live Nation Entertainment, Inc.†	8.125%		5/15/2018	20,000	20,350,000

Total					43,296,250

Transportation (Excluding Air/Rail) 0.25%
Asciano Finance Ltd. (Australia)†(b)	4.625%		9/23/2020	9,750	9,059,466
Commercial Barge Line Co.	12.50%		7/15/2017	9,500	11,020,000

Total					20,079,466

Total High Yield Corporate Bonds (cost $5,904,927,714)					6,185,079,408

MUNICIPAL BONDS 0.25%

Other Revenue 0.18%
Metro Govt of Nashville & Davidson Cnty TN Convtn Ctr Auth Build America Bds Ser B	6.731%		7/1/2043	14,650	14,440,798

Transportation 0.07%
Chicago IL O’Hare Intl Arpt Build America Bds Ser B	6.395%		1/1/2040	5,980	5,649,485

Total Municipal Bonds (cost $20,924,027)					20,090,283

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2010

Investments	Interest Rate		Shares (000)	Value
NON-CONVERTIBLE PREFERRED STOCKS 0.18%

Agency/Government Related 0.01%
Fannie Mae*	Zero Coupon		481	$269,584

Banking 0.17%
Citigroup Capital XIII*	7.875%		131	3,519,828
US Bancorp*	7.189%		13	10,307,375

Total				13,827,203

Total Non-Convertible Preferred Stocks (cost $23,964,030)				14,096,787

	Exercise Price	Expiration Date

WARRANTS 0.03%

Auto Parts & Equipment 0.02%
Cooper-Standard Holdings, Inc.*	$27.33	11/27/2017	46	1,042,492
Cooper-Standard Holdings, Inc.*(a)	27.33	11/27/2017	37	836,325

Total				1,878,817

Media: Cable 0.01%
Charter Communications, Inc.*	46.86	11/30/2014	84	693,644

Total Warrants (cost $1,116,680)				2,572,461

Total Long-Term Investments (cost $7,419,277,229)				7,897,280,463

			Principal Amount (000)
SHORT-TERM INVESTMENT 0.83%

Repurchase Agreement
Repurchase Agreement dated 12/31/2010, 0.04% due 1/3/2011 with Fixed Income Clearing Corp. collateralized by $21,075,000 of Federal Home Loan Mortgage Corp. at 4.00% due 6/12/2013 and $41,675,000 of Federal National Mortgage Assoc. at 4.625% due 5/1/2013; value: $67,872,406 proceeds: $66,536,878 (cost $66,536,656)			$66,537	66,536,656

Total Investments in Securities 99.04% (cost $7,485,813,885)				7,963,817,119

Cash and Other Assets in Excess of Liabilities(h) 0.96%				77,511,334

Net Assets 100.00%				$8,041,328,453

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2010

EUR	euro.
PIK	Payment-in-kind.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2010.
(a)	Restricted securities of Cooper Standard Holdings, Inc. acquired through private placement during the fiscal year ended December 31, 2010 are as follows:

Investment Type	Acquisition Date	Acquired Shares	Cost on Acquisition Date	Fair value per share at December 31, 2010
Common Stock	May 24, 2010	641,740	$14,133,517	$45.00
Convertible Preferred Stock	May 24, 2010	21,945	2,194,500	185.00
Convertible Preferred Stock	July 19, 2010	227	22,700	185.00
Warrant	May 27, 2010	37,170	–	22.50

(b)	Foreign security traded in U.S. dollars.
(c)	Restricted security. The Fund acquired 1,597,250 shares in a private placement on June 11, 2009 for a cost of $29,948,438. The fair value per share on December 31, 2010 is $38.94.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2010.
(e)	Investment in non-U.S. dollar denominated securities.
(f)	Defaulted security.
(g)	Security is perpetual in nature and has no stated maturity.
(h)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on open futures contracts, as follows:

Open Futures Contracts At December 31, 2010:
Type	Expiration	Contracts	Position	Market Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2011	1,000	Short	$(120,437,500)	$3,582,907

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments in securities, at value (cost $7,485,813,885)	$7,963,817,119
Deposits with broker for futures collateral	1,600,000
Cash	1,397,668
Receivables:
Interest and dividends	118,944,507
Capital shares sold	44,898,376
Investment securities sold	26,847,629
Prepaid expenses and other assets	199,575
Total assets	8,157,704,874
LIABILITIES:
Payables:
Investment securities purchased	42,872,407
Capital shares reacquired	22,211,782
12b-1 distribution fees	4,673,591
Management fee	3,089,822
Directors’ fees	1,247,093
Variation margin	453,029
Fund administration	272,763
To affiliates (See Note 3)	22,117
Distributions payable	39,999,685
Accrued expenses	1,534,132
Total liabilities	116,376,421
NET ASSETS	$8,041,328,453
COMPOSITION OF NET ASSETS:
Paid-in capital	$7,970,090,177
Distributions in excess of net investment income	(48,851,298)
Accumulated net realized loss on investments, futures contracts and foreign currency related transactions	(361,496,823)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	481,586,397
Net Assets	$8,041,328,453

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2010

Net assets by class:
Class A Shares	$4,415,645,061
Class B Shares	$530,339,731
Class C Shares	$1,866,405,152
Class F Shares	$695,689,112
Class I Shares	$353,941,310
Class P Shares	$143,082,843
Class R2 Shares	$1,234,452
Class R3 Shares	$34,990,792
Outstanding shares by class:
Class A Shares (1.14 billion shares of common stock authorized, $.001 par value)	565,470,751
Class B Shares (500 million shares of common stock authorized, $.001 par value)	67,680,251
Class C Shares (600 million shares of common stock authorized, $.001 par value)	238,421,797
Class F Shares (300 million shares of common stock authorized, $.001 par value)	89,234,021
Class I Shares (300 million shares of common stock authorized, $.001 par value)	45,531,074
Class P Shares (160 million shares of common stock authorized, $.001 par value)	17,939,748
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	158,101
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	4,488,440
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$7.81
Class A Shares-Maximum offering price (Net asset value plus sales charge of 4.75%)	$8.20
Class B Shares-Net asset value	$7.84
Class C Shares-Net asset value	$7.83
Class F Shares-Net asset value	$7.80
Class I Shares-Net asset value	$7.77
Class P Shares-Net asset value	$7.98
Class R2 Shares-Net asset value	$7.81
Class R3 Shares-Net asset value	$7.80

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $2,509)	$22,674,044
Interest and other	553,229,430
Total investment income	575,903,474
Expenses:
Management fee	36,461,629
12b-1 distribution plan-Class A	15,677,046
12b-1 distribution plan-Class B	6,291,211
12b-1 distribution plan-Class C	18,684,667
12b-1 distribution plan-Class F	575,779
12b-1 distribution plan-Class P	653,253
12b-1 distribution plan-Class R2	5,654
12b-1 distribution plan-Class R3	140,319
Shareholder servicing	8,260,893
Fund administration	3,218,811
Reports to shareholders	603,477
Subsidy (See Note 3)	355,142
Registration	351,307
Directors’ fees	324,216
Professional	124,240
Custody	119,904
Other	288,209
Gross expenses	92,135,757
Expense reductions (See Note 7)	(10,484)
Net expenses	92,125,273
Net investment income	483,778,201
Net realized and unrealized gain:
Net realized gain on investments, futures contracts and foreign currency related transactions	227,859,128
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	256,550,239
Net realized and unrealized gain	484,409,367
Net Increase in Net Assets Resulting From Operations	$968,187,568

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Operations:
Net investment income	$483,778,201	$465,066,385
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	227,859,128	(258,256,792)
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	256,550,239	1,931,773,219
Net increase in net assets resulting from operations	968,187,568	2,138,582,812
Distributions to shareholders from:
Net investment income
Class A	(274,946,555)	(317,335,074)
Class B	(34,252,312)	(49,605,957)
Class C	(102,248,065)	(104,904,428)
Class F	(36,820,969)	(20,364,092)
Class I	(20,369,323)	(19,645,945)
Class P	(8,598,647)	(9,264,735)
Class R2	(55,546)	(37,136)
Class R3	(1,695,379)	(777,509)
Total distributions to shareholders	(478,986,796)	(521,934,876)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	1,450,866,902	2,766,846,679
Reinvestment of distributions	402,759,836	374,204,151
Cost of shares reacquired	(2,514,775,434)	(1,884,665,385)
Net increase (decrease) in net assets resulting from capital share transactions	(661,148,696)	1,256,385,445
Net increase (decrease) in net assets	(171,947,924)	2,873,033,381
NET ASSETS:
Beginning of year	$8,213,276,377	$5,340,242,996
End of year	$8,041,328,453	$8,213,276,377
Distributions in excess of net investment income	$(48,851,298)	$(63,511,933)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$7.35	$5.86	$ 7.92	$8.02	$7.80

Investment operations:

Net investment income(a)	.47	.45	.47	.46	.43

Net realized and unrealized gain (loss)	.45	1.55	(2.01)	(.04)	.31

Total from investment operations	.92	2.00	(1.54)	.42	.74

Distributions to shareholders from:

Net investment income	(.46)	(.51)	(.52)	(.52)	(.52)

Net asset value, end of year	$7.81	$7.35	$ 5.86	$7.92	$8.02

Total Return(b)	12.94%	35.37%	(20.26)%	5.34%	9.87%

Ratios to Average Net Assets:

Expenses, including expense reductions	.97%	1.00%	1.00%	.99%	.99%

Expenses, excluding expense reductions	.97%	1.00%	1.00%	.99%	.99%

Net investment income	6.19%	6.82%	6.63%	5.73%	5.54%

Supplemental Data:
Net assets, end of year (000)	$4,415,645	$4,709,961	$3,316,663	$4,526,753	$4,731,545

Portfolio turnover rate	42.65%	41.93%	29.01%	40.08%	32.40%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$7.37	$5.87	$ 7.93	$8.03	$7.80

Investment operations:

Net investment income(a)	.42	.41	.43	.41	.38

Net realized and unrealized gain (loss)	.46	1.55	(2.02)	(.04)	.32

Total from investment operations	.88	1.96	(1.59)	.37	.70

Distributions to shareholders from:

Net investment income	(.41)	(.46)	(.47)	(.47)	(.47)

Net asset value, end of year	$7.84	$7.37	$ 5.87	$7.93	$8.03

Total Return(b)	12.16%	34.52%	(20.82)%	4.63%	9.26%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.62%	1.65%	1.65%	1.64%	1.64%

Expenses, excluding expense reductions	1.62%	1.65%	1.65%	1.64%	1.64%

Net investment income	5.54%	6.21%	5.95%	5.08%	4.88%

Supplemental Data:
Net assets, end of year (000)	$530,340	$717,671	$660,920	$1,061,150	$1,269,914

Portfolio turnover rate	42.65%	41.93%	29.01%	40.08%	32.40%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$7.36	$5.87	$ 7.94	$8.03	$7.81

Investment operations:

Net investment income(a)	.42	.41	.43	.41	.38

Net realized and unrealized gain (loss)	.46	1.54	(2.03)	(.03)	.31

Total from investment operations	.88	1.95	(1.60)	.38	.69

Distributions to shareholders from:

Net investment income	(.41)	(.46)	(.47)	(.47)	(.47)

Net asset value, end of year	$7.83	$7.36	$ 5.87	$7.94	$8.03

Total Return(b)	12.34%	34.44%	(20.90)%	4.77%	9.13%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.62%	1.65%	1.65%	1.64%	1.64%

Expenses, excluding expense reductions	1.62%	1.65%	1.65%	1.64%	1.64%

Net investment income	5.54%	6.13%	5.98%	5.08%	4.88%

Supplemental Data:
Net assets, end of year (000)	$1,866,405	$1,888,177	$1,018,175	$1,322,738	$1,312,440

Portfolio turnover rate	42.65%	41.93%	29.01%	40.08%	32.40%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31			9/7/2007(a) to 12/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.34	$5.85	$ 7.92	$7.92

Investment operations:

Net investment income(b)				–	(c)

Net realized and unrealized gain				.03

Total from investment operations				.03

Net asset value on SEC Effective Date, 9/14/2007				$7.95

Investment operations:

Net investment income(b)	.48	.46	.49	.15

Net realized and unrealized gain (loss)	.46	1.55	(2.02)	(.04)

Total from investment operations	.94	2.01	(1.53)	.11

Distributions to shareholders from:

Net investment income	(.48)	(.52)	(.54)	(.14)

Net asset value, end of period	$7.80	$7.34	$ 5.85	$7.92

Total Return(d)				.38	%(e)(f)

Total Return(d)	13.24%	35.81%	(20.17)%	1.31	%(e)(g)

Ratios to Average Net Assets:

Expenses, including expense reductions	.72%	.75%	.75%	.25	%(e)

Expenses, excluding expense reductions	.72%	.75%	.75%	.25	%(e)

Net investment income	6.42%	6.87%	7.44%	1.87	%(e)

Supplemental Data:
Net assets, end of period (000)	$695,689	$435,085	$35,771	$10

Portfolio turnover rate	42.65%	41.93%	29.01%	40.08%

(a)	Commencement of operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$7.31	$5.83	$ 7.90	$8.00	$7.78

Investment operations:

Net investment income(a)	.49	.47	.50	.49	.46

Net realized and unrealized gain (loss)	.46	1.54	(2.02)	(.04)	.31

Total from investment operations	.95	2.01	(1.52)	.45	.77

Distributions to shareholders from:

Net investment income	(.49)	(.53)	(.55)	(.55)	(.55)

Net asset value, end of year	$7.77	$7.31	$ 5.83	$7.90	$8.00

Total Return(b)	13.40%	35.87%	(20.14)%	5.72%	10.29%

Ratios to Average Net Assets:

Expenses, including expense reductions	.62%	.65%	.65%	.64%	.64%

Expenses, excluding expense reductions	.62%	.65%	.65%	.64%	.64%

Net investment income	6.53%	7.15%	6.98%	6.07%	5.89%

Supplemental Data:
Net assets, end of year (000)	$353,941	$294,144	$203,843	$262,929	$342,363

Portfolio turnover rate	42.65%	41.93%	29.01%	40.08%	32.40%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$7.49	$5.97	$ 8.06	$8.15	$7.91

Investment operations:

Net investment income(a)	.47	.45	.47	.46	.43

Net realized and unrealized gain (loss)	.48	1.57	(2.05)	(.04)	.32

Total from investment operations	.95	2.02	(1.58)	.42	.75

Distributions to shareholders from:

Net investment income	(.46)	(.50)	(.51)	(.51)	(.51)

Net asset value, end of year	$7.98	$7.49	$ 5.97	$8.06	$8.15

Total Return(b)	12.73%	35.47%	(20.50)%	5.27%	9.86%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.07%	1.10%	1.10%	1.09%	1.09%

Expenses, excluding expense reductions	1.07%	1.10%	1.10%	1.09%	1.09%

Net investment income	6.08%	6.70%	6.55%	5.64%	5.43%

Supplemental Data:
Net assets, end of year (000)	$143,083	$150,002	$99,134	$120,343	$106,734

Portfolio turnover rate	42.65%	41.93%	29.01%	40.08%	32.40%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 12/31			9/7/2007(a) to 12/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.35	$5.86	$ 7.92	$7.92

Investment operations:

Net investment income(b)				–	(c)

Net realized and unrealized gain				.03

Total from investment operations				.03

Net asset value on SEC Effective Date, 9/14/2007				$7.95

Investment operations:

Net investment income(b)	.45	.43	.46	.14

Net realized and unrealized gain (loss)	.45	1.55	(2.02)	(.05)

Total from investment operations	.90	1.98	(1.56)	.09

Distributions to shareholders from:

Net investment income	(.44)	(.49)	(.50)	(.12)

Net asset value, end of period	$7.81	$7.35	$ 5.86	$7.92

Total Return(d)				.38	%(e)(f)

Total Return(d)	12.63%	35.26%	(20.61)%	1.18	%(e)(g)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.22%	1.25%	1.24%	.39	%(e)

Expenses, excluding expense reductions	1.22%	1.25%	1.24%	.39	%(e)

Net investment income	5.92%	6.57%	6.44%	1.72	%(e)

Supplemental Data:
Net assets, end of period (000)	$1,234	$456	$338	$46

Portfolio turnover rate	42.65%	41.93%	29.01%	40.08%

(a)	Commencement of operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 12/31			9/7/2007(a) to 12/31/2007
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.34	$5.85	$ 7.92	$7.92

Investment operations:

Net investment income(b)				–	(c)

Net realized and unrealized gain				.03

Total from investment operations				.03

Net asset value on SEC Effective Date, 9/14/2007				$7.95

Investment operations:

Net investment income(b)	.45	.44	.47	.14

Net realized and unrealized gain (loss)	.46	1.55	(2.03)	(.04)

Total from investment operations	.91	1.99	(1.56)	.10

Distributions to shareholders from:

Net investment income	(.45)	(.50)	(.51)	(.13)

Net asset value, end of period	$7.80	$7.34	$ 5.85	$7.92

Total Return(d)				.38	%(e)(f)

Total Return(d)	12.83%	35.31%	(20.52)%	1.21	%(e)(g)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.12%	1.14%	1.15%	.35	%(e)

Expenses, excluding expense reductions	1.12%	1.14%	1.15%	.35	%(e)

Net investment income	6.03%	6.53%	7.01%	1.77	%(e)

Supplemental Data:
Net assets, end of period (000)	$34,991	$17,780	$5,399	$14

Portfolio turnover rate	42.65%	41.93%	29.01%	40.08%

(a)	Commencement of operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on January 23, 1976.

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus. On March 31, 2010, the Fund no longer made Class B shares available for purchase.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended December 31, 2007 through December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments, futures contracts and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)

When-Issued or Forward Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the

Notes to Financial Statements (continued)

value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its NAV. The Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position for holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the

Notes to Financial Statements (continued)

credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of December 31, 2010, the Fund had no unfunded loan commitments.

(k)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1	Level 2	Level 3	Total
Common Stocks	$351,713,356	$28,878,300	$–	$380,591,656
Convertible Bonds	–	689,342,179	–	689,342,179
Convertible Preferred Stocks	208,415,481	116,808,122	–	325,223,603
Floating Rate Loans	–	239,207,950	–	239,207,950
Foreign Bonds	–	23,928,468	–	23,928,468
Government Sponsored Enterprises Pass-Through	–	17,147,668	–	17,147,668
High Yield Corporate Bonds	–	6,185,078,985	423	6,185,079,408
Municipal Bonds	–	20,090,283	–	20,090,283
Non-Convertible Preferred Stocks	3,789,412	10,307,375	–	14,096,787
Warrants	693,644	1,878,817	–	2,572,461
Repurchase Agreement	–	66,536,656	–	66,536,656
Total	$564,611,893	$7,399,204,803	$423	$7,963,817,119
Other Financial Instruments
Futures Contracts
Assets	$3,582,907	$–	$–	$3,582,907
Liabilities	–	–	–	–
Total	$3,582,907	$–	$–	$3,582,907
*	See Schedule of Investments for values in each industry.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	High Yield Corporate Bonds
Balance as of January 1, 2010	$3,488,847
Accrued discounts/premiums	(51,390)
Realized gain (loss)	–
Change in unrealized appreciation/depreciation	(3,437,034)
Net purchase (sales)	–
Net transfers in or out of Level 3	–
Balance as of December 31, 2010	$423

(l)	Disclosures about Derivative Instruments and Hedging Activities–The Fund entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2010 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2010, the Fund had a futures interest rate contract with a cumulative unrealized appreciation of $3,582,907, which is included in the Schedule of Investments. Only the current day’s variation margin is included in the Statement of Assets and Liabilities. Amounts of $(6,482,297) and $(855,948) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on investments, futures contracts

Notes to Financial Statements (continued)

and foreign currency related transactions and Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies, respectively. The average number of futures contracts throughout the period was 985.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2010, the effective management fee was at a rate of .45% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund and Lord Abbett Diversified Income Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of December 31, 2010, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund and Lord Abbett Diversified Income Strategy Fund were 2.46% and .50%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	(1)	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average net asset value.

Notes to Financial Statements (continued)

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2010:

Distributor Commissions	Dealers’ Concessions
$1,941,189	$9,910,351

Distributor received CDSCs of $51,942 and $313,425 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2010.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 was as follows:

	Year Ended 12/31/2010	Year Ended 12/31/2009
Distributions paid from:
Ordinary income	$478,986,796	$521,934,876
Total distributions paid	$478,986,796	$521,934,876

As of December 31, 2010, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$15,416,356
Total undistributed earnings	$15,416,356
Capital loss carryforwards*	(344,891,919)
Temporary differences	(1,347,813)
Unrealized gains – net	402,061,652
Total accumulated gains – net	$71,238,276
*	As of December 31, 2010, the capital loss carryforwards, along with the related expiration dates, were as follows:

2016	2017	Total
$19,692,828	$325,199,091	$344,891,919

Notes to Financial Statements (continued)

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer ordinary losses of $100,720 during fiscal 2010.

As of December 31, 2010, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$7,561,755,723
Gross unrealized gain	657,270,061
Gross unrealized loss	(255,208,665)
Net unrealized security gain	$402,061,396

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales, premium amortization and certain securities.

Permanent items identified during the fiscal year ended December 31, 2010 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$9,869,230	$149,146,750	$(159,015,980)

The permanent differences are attributable to the tax treatment of premium amortization, certain securities, paydown gains and losses, foreign currency transactions, and the expiration of capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2010 were as follows:

Purchases	Sales
$3,380,174,704	$4,081,313,875

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2010.

6.    DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such

Notes to Financial Statements (continued)

amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8. LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amount available under the Facility is $200,000,000. The annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) is .15% of the amount available under the Facility. This amount is included in Other expenses on the Fund’s Statement of Operations. In connection with the current annual renewal, the Fund paid an upfront commitment fee of .05%, which is included in Prepaid expenses and other assets on the Statement of Assets and Liabilities, and is amortized through Other expenses on the Statement of Operations over the annual period of the Facility. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2010, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2010.

On November 22, 2010, the Fund and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 2, 2011. On February 3, 2011, the Facility was renewed for an annual period by the Fund and certain other funds managed by Lord Abbett. The amount available under the Facility remained the same. The annual fee to maintain the Facility was reduced from .15% to .125% and the upfront commitment fee of .05% was removed.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may invest. Some issuers, particularly of high yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

Notes to Financial Statements (continued)

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, while securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, they commonly are not guaranteed by the U.S. Government.

The Fund may invest up to 20% of its net assets in equity securities, which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

Due to the Fund’s exposure to foreign companies (and ADRs), the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund may invest up to 10% of its net assets in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities.

These factors can affect the Fund’s performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	76,673,603	$576,997,631	214,281,990	$1,358,874,796
Converted from Class B*	16,283,545	122,651,868	17,486,060	110,933,552
Reinvestment of distributions	33,237,112	250,228,410	38,380,899	247,238,214
Shares reacquired	(201,853,834)	(1,515,686,651)	(195,328,196)	(1,266,920,130)
Increase (decrease)	(75,659,574)	$(565,808,742)	74,820,753	$450,126,432

Notes to Financial Statements (concluded)

	Year Ended December 31, 2010		Year Ended December 31, 2009

Class B Shares	Shares	Amount	Shares	Amount
Shares sold	3,214,259	$24,040,503	19,007,896	$121,527,142
Reinvestment of distributions	3,797,564	28,646,849	5,237,889	33,691,237
Shares reacquired	(20,480,633)	(154,900,511)	(22,028,804)	(148,357,424)
Converted to Class A*	(16,235,495)	(122,651,868)	(17,437,815)	(110,933,552)
Decrease	(29,704,305)	$(224,865,027)	(15,220,834)	$(104,072,597)

Class C Shares
Shares sold	33,788,212	$254,625,521	112,179,888	$714,417,118
Reinvestment of distributions	9,454,389	71,369,236	9,141,107	59,462,644
Shares reacquired	(61,213,937)	(461,822,088)	(38,373,338)	(255,258,983)
Increase (decrease)	(17,971,336)	$(135,827,331)	82,947,657	$518,620,779

Class F Shares
Shares sold	61,282,387	$459,491,221	68,284,444	$426,897,613
Reinvestment of distributions	2,884,822	21,782,805	1,213,990	8,039,182
Shares reacquired	(34,225,748)	(257,202,177)	(16,317,491)	(109,578,509)
Increase	29,941,461	$224,071,849	53,180,943	$325,358,286

Class I Shares
Shares sold	11,353,565	$86,075,832	13,659,103	$85,936,408
Reinvestment of distributions	2,662,515	19,972,137	2,610,364	16,780,060
Shares reacquired	(8,699,327)	(65,274,705)	(10,992,939)	(68,143,420)
Increase	5,316,753	$40,773,264	5,276,528	$34,573,048

Class P Shares
Shares sold	3,585,805	$27,457,010	6,993,007	$46,061,760
Reinvestment of distributions	1,173,790	9,020,565	1,264,807	8,315,908
Shares reacquired	(6,834,064)	(52,126,819)	(4,861,506)	(32,487,520)
Increase (decrease)	(2,074,469)	$(15,649,244)	3,396,308	$21,890,148

Class R2 Shares
Shares sold	147,551	$1,113,833	46,914	$301,071
Reinvestment of distributions	2,492	18,872	1,288	8,338
Shares reacquired	(54,084)	(407,095)	(43,718)	(306,362)
Increase	95,959	$725,610	4,484	$3,047

Class R3 Shares
Shares sold	2,813,435	$21,065,351	1,960,670	$12,830,771
Reinvestment of distributions	228,177	1,720,962	101,716	668,568
Shares reacquired	(976,228)	(7,355,388)	(561,542)	(3,613,037)
Increase	2,065,384	$15,430,925	1,500,844	$9,886,302
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Bond-Debenture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond-Debenture Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 25, 2011

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Avondale, Inc. (1991 - 2005) and Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Viacell Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1995	Partner and Director, joined Lord Abbett in 1987.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 15 and 16, 2010, the Board, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, including information about the investment performance of the Fund compared to the performance of its benchmark, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. (“Lipper”) regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives, including a group of funds within the same investment classification/objective (each group a “performance universe”) and to the investment performance of an appropriate fund index; (2) information on the expense ratios, effective management fee rates, and other expense components for the Fund and similar funds (the “peer group”); (3) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (4) sales and redemption information for the Fund; (5) information regarding Lord Abbett’s financial condition; (6) an analysis of the relative profitability of the management agreement to Lord Abbett; (7) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (8) information regarding the distribution arrangements of the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but had changed this practice in 2009, as it previously had discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board observed that the investment performance of the Class A shares of the Fund was in the fourth quintile of the performance universe for the nine-month period, the second quintile for the one-year period, the fourth quintile for the three-year and ten-year periods, and the third quintile for the five-year period. The Board also observed that the investment performance was lower than that of the Lipper Multi-Sector Income Index for the nine-month, three-year, five-year, and ten-year periods and higher than that of the Index for the one-year period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board observed that for the fiscal year ended December 31, 2009 the contractual management and administrative services fees were approximately five basis points below the median of the peer group and the actual management and administrative services fees were approximately four basis points below the median of the peer group. The Board also observed that for the fiscal year ended December 31, 2009 the total expense ratio of Class A was approximately one basis point above the median of the peer group, the total expense ratios of Class B, Class C were approximately seven basis points, and Class P were approximately eight basis points below the median of the peer group, the total expense ratio of Class F was approximately the same as the median of the peer group, the total expense ratio of Class I was approximately six basis points below the median of the peer group, the total expense ratio of Class R2 was approximately seven basis points above the median of the peer group, and the total expense ratio of Class R3 was approximately four basis points below the median of the peer group. The Board also considered the projected expense ratio of each class and how those expense ratios would relate to those of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett’s overall profitability had increased in its 2010 fiscal year. The Board concluded that Lord Abbett’s profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord

Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund‘s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

3.51% of the ordinary income distributions paid by the Fund during the year is qualified dividend income. For corporate shareholders, 3.43% of the ordinary income distributions is qualified for the dividends received deduction.

For foreign shareholders, 96.53% of the ordinary income distributions paid by the Fund during the year ended December 31, 2010 represents interest-related dividends.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Bond-Debenture Fund, Inc.

LABD-2-1210

(2/11)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2010 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2010 and 2009 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2010	2009
Audit Fees {a}	$67,000	$65,500
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	$67,000	65,500

Tax Fees {b}	11,244	9,542
All Other Fees	- 0 -	- 0 -

Total Fees	$78,244	$75,042

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2010 and 2009 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees {a}	$171,360	$161,385

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2010 and 2009 were:

	Fiscal year ended:
	2010	2009
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 25, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 25, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2011